Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2023

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,418,314 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$308,647,088
Aggregate Outstanding Principal Balance – Treasury Bill	49,930,617
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	16.18%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	258,719,471
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	83.82%
Number of Borrowers	7,764
Average Outstanding Principal Balance Per Borrower	39,754
Number of Loans	13,826
Average Outstanding Principal Balance Per Loan – Treasury Bill	45,023
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	20,344
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	6.23%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$29,121	*
3.01% to 3.50%	936	11,508,052	3.7%
3.51% to 4.00%	1,177	20,642,467	6.7
4.01% to 4.50%	2,566	36,162,164	11.7
4.51% to 5.00%	2,908	48,045,125	15.6
5.01% to 5.50%	667	13,112,305	4.2
5.51% to 6.00%	718	14,370,471	4.7
6.01% to 6.50%	1,095	24,614,367	8.0
6.51% to 7.00%	1,042	28,989,151	9.4
7.01% to 7.50%	425	13,533,835	4.4
7.51% to 8.00%	911	33,421,670	10.8
8.01% to 8.50%	1,072	42,327,564	13.7
Equal to or greater than 8.51%	308	21,890,707	7.1

Total	13,826	$308,647,088	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,077	2,831,346	0.9%
$5,000.00-$ 9,999.99	1,010	7,498,433	2.4
$10,000.00-$14,999.99	873	10,816,468	3.5
$15,000.00-$19,999.99	707	12,317,447	4.0
$20,000.00-$24,999.99	529	11,870,971	3.8
$25,000.00-$29,999.99	495	13,572,224	4.4
$30,000.00-$34,999.99	421	13,704,083	4.4
$35,000.00-$39,999.99	347	12,977,874	4.2
$40,000.00-$44,999.99	287	12,215,601	4.0
$45,000.00-$49,999.99	229	10,844,783	3.5
$50,000.00-$54,999.99	202	10,579,784	3.4
$55,000.00-$59,999.99	146	8,378,971	2.7
$60,000.00-$64,999.99	152	9,489,901	3.1
$65,000.00-$69,999.99	121	8,176,286	2.6
$70,000.00-$74,999.99	116	8,387,172	2.7
$75,000.00-$79,999.99	91	7,025,146	2.3
$80,000.00-$84,999.99	86	7,090,834	2.3
$85,000.00-$89,999.99	74	6,460,980	2.1
$90,000.00-$94,999.99	63	5,803,415	1.9
$95,000.00-$99,999.99	60	5,852,256	1.9
$100,000.00 and above	678	122,753,113	39.8

Total	7,764	$308,647,088	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	12,876	$277,000,369	89.7
31-60 days	318	9,872,428	3.2
61-90 days	184	6,843,998	2.2
91-120 days	118	4,214,347	1.4
121-150 days	56	1,525,942	0.5
151-180 days	61	2,857,053	0.9
181-210 days	64	1,817,838	0.6
Greater than 210 days	149	4,515,113	1.5

Total	13,826	$308,647,088	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	105	$42,821	*
4 to 12	367	374,174	0.1%
13 to 24	567	1,609,904	0.5
25 to 36	608	2,681,497	0.9
37 to 48	965	5,358,883	1.7
49 to 60	1,277	7,145,916	2.3
61 to 72	720	6,730,842	2.2
73 to 84	591	7,064,201	2.3
85 to 96	543	7,286,872	2.4
97 to 108	864	13,342,462	4.3
109 to 120	1,487	23,012,212	7.5
121 to 132	868	18,668,297	6.0
133 to 144	768	19,308,159	6.3
145 to 156	630	17,849,684	5.8
157 to 168	573	14,471,194	5.7
169 to 180	469	16,832,863	5.5
181 to 192	350	13,186,108	4.3
193 to 204	284	10,863,148	3.5
205 to 216	249	11,310,480	3.7
217 to 228	204	10,156,262	3.3
229 to 240	171	8,359,704	2.7
241 to 252	99	5,597,925	1.8
253 to 264	106	6,415,965	2.1
265 to 276	78	4,158,247	1.3
277 to 288	88	4,548,064	1.5
289 to 300	192	18,390,698	6.0
301 to 312	491	42,157,310	13.7
313 to 324	33	3,279,253	1.1
325 to 336	10	439,445	0.1
337 to 348	8	465,534	0.2
349 to 360	18	1,923,853	0.6
361 and above	43	2,615,113	0.8

Total	13,826	$308,647,088	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	304	$8,949,994	2.9%
Forbearance	1,135	40,277,521	13.0
Repayment
First year in repayment	47	3,583,320	1.2
Second year in repayment	71	3,655,193	1.2
Third year in repayment	88	5,890,328	1.9
More than 3 years in repayment	12,181	246,290,733	79.8

Total	13,826	$308,647,088	100.0%

(1)
Of the trust student loans in forbearance status, approximately 85 loans with an aggregate outstanding principal balance of $2,710,7648, representing 0.88% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 154.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.2	-	224.1
Forbearance	-	11.0	215.7
Repayment	-	-	180.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,949,994 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,353,112 or approximately 71.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	138	$3,372,510	1.1%
Alaska	18	690,174	0.2
Arizona	441	9,441,355	3.1
Arkansas	81	1,812,730	0.6
California	1,257	26,715,001	8.7
Colorado	235	5,118,698	1.7
Connecticut	180	2,822,348	0.9
Delaware	37	742,097	0.2
District of Columbia	47	1,011,821	0.3
Florida	1,284	43,227,810	14.0
Georgia	500	12,469,924	4.0
Hawaii	51	1,518,341	0.5
Idaho	54	1,058,370	0.3
Illinois	513	10,269,871	3.3
Indiana	837	17,717,523	5.7
Iowa	36	557,447	0.2
Kansas	178	3,341,713	1.1
Kentucky	154	2,961,408	1.0
Louisiana	492	9,226,928	3.0
Maine	74	2,657,690	0.9
Maryland	388	9,128,647	3.0
Massachusetts	428	7,765,576	2.5
Michigan	288	5,810,940	1.9
Minnesota	157	3,436,531	1.1
Mississippi	120	2,688,143	0.9
Missouri	247	4,912,546	1.6
Montana	16	582,782	0.2
Nebraska	27	341,625	0.1
Nevada	81	2,573,048	0.8
New Hampshire	126	2,351,810	0.8
New Jersey	352	6,277,979	2.0
New Mexico	43	1,046,256	0.3
New York	995	18,520,051	6.0
North Carolina	363	9,144,069	3.0
North Dakota	9	392,377	0.1
Ohio	98	2,862,368	0.9
Oklahoma	208	4,149,902	1.3
Oregon	166	3,680,781	1.2
Pennsylvania	444	8,312,480	2.7
Rhode Island	32	453,579	0.1
South Carolina	182	5,094,260	1.7
South Dakota	10	204,559	0.1
Tennessee	208	5,020,931	1.6
Texas	1,172	25,556,557	8.3
Utah	47	1,072,229	0.3
Vermont	26	581,605	0.2
Virginia	380	7,993,150	2.6
Washington	344	6,152,326	2.0
West Virginia	65	1,392,416	0.5
Wisconsin	101	1,764,446	0.6
Wyoming	7	41,658	*
Other	89	2,607,703	0.8

Total	13,826	$308,647,088	100.00%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,807	$122,428,452	39.7%
Other Repayment Options(1)	4,819	91,480,087	29.6
Income-driven Repayment(2)	2,200	94,738,549	30.7

Total	13,826	$308,647,088	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 90 loans with an aggregate outstanding principal balance of $2,705,508 currently in an interest-only period.  These interest-only loans represent approximately 0.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,856	$126,589,654	41.0%
Unsubsidized	6,970	182,057,434	59.0

Total	13,826	$308,647,088	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	40	$2,595,817	0.8%
October 1, 1993 through June 30, 2006	13,786	306,051,271	99.2
July 1, 2006 and later	0	0	0.0

Total	13,826	$308,647,088	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	312	$4,611,838	1.5%
College Assist	4	399,619	0.1
Educational Credit Management Corporation	849	19,146,906	6.2
Great Lakes Higher Education Corporation	9,530	224,623,775	72.8
Kentucky Higher Educ. Asst. Auth.	476	8,740,607	2.8
Michigan Guaranty Agency	133	2,691,191	0.9
Oklahoma Guaranteed Stud Loan Prog	161	2,915,757	0.9
Pennsylvania Higher Education Assistance Agency	663	12,816,626	4.2
Texas Guaranteed Student Loan Corp	1,698	32,700,770	10.6

Total	13,826	$308,647,088	100.0%